Sphere3D

RAINMAKER

Announced Merger

Strategic Vision for Post-Merger Combined Company

LDMICRO
SEPTEMBER 1st - 4th ONLINE THE LD 500

Safe Harbor Statement

This presentation contains forward-looking statements that involve risks, uncertainties, and assumptions that are difficult to predict. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of risks and uncertainties including, without limitation, our inability to obtain additional debt or equity financing; any increase in our cash needs; the Company's ability to maintain listing with the NASDAQ Capital Market; market adoption and performance of our products; the level of success of our collaborations and business partnerships; possible actions by customers, partners, suppliers, competitors or regulatory authorities; and other risks detailed from time to time in our periodic reports contained in our Annual Information Form and other filings with Canadian securities regulators (www.sedar.com) and in prior periodic reports filed with the United States Securities and Exchange Commission (www.sec.gov). Sphere 3D undertakes no obligation to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.



Who is Rainmaker?

Rainmaker is helping to solve the global water crisis by providing ***economical***, ***scalable*** and ***environmentally sustainable*** solutions through ***innovative*** technology.

Leadership Team



Aris Kekedjian
Incoming Chairman, Sphere 3D

- Former Chief Investment Officer of The General Electric Company (GE)
- 30 years of extensive experience building and operating international business
- M&A track record includes transactions with a combined enterprise value of over $300 billion
- Extensive industry experience in Energy, Financial Services, Healthcare, Transportation, Water
- Led transactions in disruptive industries including Industrial Internet of Things (IIoT), 3D printing, renewable energy and life sciences
- Orchestrated multiple billion dollar deals:
  - Acquisition of LM Wind Power ($1.65 billion)
  - Sale of GE Distributed Power ($3.25 billion)
  - Merger of GE Water & Process Technologies and Suez ($3.4 billion)



Michael Skinner
CEO, Rainmaker

- Co-founder of Rainmaker Worldwide
- Leads the Innovation Cluster in Canadian region of Peterborough Kawartha, which supports early stage companies in the technology, cleantech, healthcare and advanced agriculture sectors.
- Serial entrepreneur who has built, operated and sold over 20 companies sectors including green energy, software, hardware technology and entertainment.
- Advisory Board Chair for the Centre for Advancement of Water and Wastewater Technologies (CAWT), an internationally recognized water and wastewater research institution.
- Founded Operitel Corporation (2001), a learning software development company acquired by OpenText Corporation, Canada's largest software company.

Announced Merger on July 15, 2020

Sphere3D

- NASDAQ-listed (ANY)
- Exiting technology holding company model
- Market cap: ~$25 million
- After merger, ANY will explore ways to liquidate its historic businesses and maximize shareholder value
- Incoming Chairman: Aris Kekedjian

RAINMAKER

- OTC-listed since 2017 (RAKR)
- Market cap: ~$25 million
- Water-as-a-Service provider
- R&D and production in Netherlands
- CEO: Michael Skinner

Key Terms

i. Contingencies: B/S recap, $15M ANY capitalization, S/H approvals

ii. Formal ANY / RAKR reseller agreement to accelerate commercial orders (eg. Turks project)

iii. New Management & Board by expected closing: Dec. 2020

Why Focus on Water?

- It is estimated that by 2030 nearly half of humanity will be living in severe water stress [1]
- **2.2 billion people around the globe lack safe drinking water** [2]
- On average, high-income countries only treat 70% of wastewater,
  low-income countries treat 8% [3]
- 39% groundwater depletion rate is unsustainable [4]
- The world's population is growing, projected to become 9 billion by 2038 [5]
- # 6 of UN's 17 Sustainable Development Goals


3 BILLION
PEOPLE
AROUND THE WORLD
LACK BASIC
HANDWASHING
FACILITIES AT HOME.[2]

[1] OECD (2008), OECD Environmental Outlook to 2030, OECD Publishing, Paris. Retrieved from: https://doi.org/10.1787/9789264040519-en

[2] Source: United Nations Children's Fund (UNICEF) and World Health Organization (WHO). (2019). Progress on household drinking water, sanitation and hygiene 2000-2017. Special focus on inequalities. [PDF file]. Retrieved from https://data.unicef.org/resources/progress-drinking-water-sanitation-hygiene-2019/

[3] UNESCO: The United Nations World Water Development Report 2017. *Wastewater: The Untapped Resource.* UNESCO 2017. http://www.unesco.org/new/en/naturalsciences/environment/water/wwap/wwdr/2017-wastewater-the-untapped-resource/.

[4] Citi GPS: Global Perspectives & Solutions. (2017). Solutions for the global water crisis:The end of 'free and cheap' water [PDF file]. Retrieved from https://www.citivelocity.com/citigps/solutions-global-water-crisis/

[5] Worldometers, elaboration of data by United Nations, Department of Economic and Social Affairs,Population Division.

RAINMAKER

The Global Water Crisis

Uneven distribution of water resources



North America
Europe
Asia
Africa
South America
Oceania

	% global population	% of freshwater available
Africa	16%	10%
Asia	60%	33%
North America	5%	29%
South America	9%	16%
Oceania	1%	3%
Europe	10%	8%

[1]Source: Citi GPS: Global Perspectives & Solutions. (2017). Solutions for the global water crisis:The end of 'free and cheap' water [PDF file]. Retrieved from https://www.citivelocity.com/citigps/solutions-global-water-crisis/

The Global Water Crisis

Although the global water supply remains fixed, consumption is increasing.


Supply
Demand
Water demand could exceed supply by 40%
Water Usages (Millions of Megaliters)
8,000
6,000
4,000
2,000
0
2010
2030
Global Population (Billions)
9
8
7
6
5
4
3
2
1
0
2005
2030
Plunging 47% of the world into severe water stress
Population living under severe water stress

Source: Allianz Global Investors (2017, July 20). 5 Reasons to go active with water investing. Retrieved from: https://us.allianzgi.com/en-us/advisors/insights/investment-themes/5-reasons-to-go-active-with-water-investing

Source: OECD (2008), OECD Environmental Outlook to 2030, OECD Publishing, Paris. Retrieved from: https://doi.org/10.1787/9789264040519-en

Giant Total Addressable Market

Water demand likely to exceed supply by 40% by 2030[3]

$7.5-10 Trillion required to maintain, upgrade and build global water infrastructure[3]

The Global Water Market: $620 billion[1]



Wastewater Treatment 35%
Water Test 2%
Valves 9%
Pumps 7%
Ballast Water 2%
Irrigation 2%
Engineering & Consulting 4%
Desalination 3%
Automation Systems 2%
Infrastructre 10%
Filtration 5%
Produced Water 2%
Residential Water Treatment 3%
Industrials Water Treatment 14%

Rainmaker solutions address 70% of $620 billion global market today; estimated to grow to

$1 TRILLION BY 2025[2]

[1] Source: UBS (2019, May 09). Longer term Investments: Water scarcity [PDF file]. Retrieved from https://www.ubs.com/content/dam/WealthManagementAmericas/cio-impact/water%20scarcity.pdf[2] Source:
[2] RobecoSAM Study (2015, June). Water: the market of the future [PDF file].Retrieved from https://www.robecosam.com/media/2/d/a/2dabc198f907694f044ed76ecfbf63a2_robecosam-water-study_tcm1011-14997.pdf
[3] Citi GPS: Global Perspectives & Solutions. (2017). Solutions for the global water crisis:The end of 'free and cheap' water [PDF file]. Retrieved from https://www.citivelocity.com/citigps/solutions-global-water-crisis/

RAINMAKER

Rainmaker Business Model:
Built to Scale

Water-as-a-Service Through Joint Venture Partnerships

- Contract JV's for particular use cases structured as 5-10 year off-take agreements. Typically 75% ownership.
- Commercial JV's targeting particular geographies or industries. Typically 50-75% ownership.

Solutions provided through 3 main modular, networked and scalable product deployments:

- **Air-to-Water** solutions where scarcity, mobility and flexibility are critical. Typically competing against high cost trucking or infrastructure solutions.
- **Water-to-Water** solutions to address desalination, water treatment and mineral isolation opportunities. Flexible feed source application. Cost competitive with traditional RO and waste treatment options with significantly lower investment.
- **Hybrid AW & WW** deployments to provide integrated drinking & non-drinking water closed loop systems.




RAINMAKER

MD Water Power Unit

Air-to-Water (AW)

Through our Air-to-Water application, we harvest water by combining atmospheric humidity, heat and air flow.

Produces 5,000, 10,000 or 20,000 liters per unit, per day.






Water-to-Water (WW)

Through our Water-to-Water application, we transform contaminated water (saltwater, sewage, polluted) into safe, clean water.

Produces 37,500, 75,000 or 150,000 per unit, per day.

Breadth of Global Applications & Use Cases:

Institutional

- Geographic utility opportunities with inadequate water supply or infrastructure:

  - Island nations, remote communities, Middle East, Africa, SE Asia
  - Sweet spot 500-50,000 person deployments in a networked solution

- Municipal applications in developed countries where aging infrastructure impacts access to water quality.
- Military applications
- Government Agencies, NGO's, CSR programs, Emergency Preparedness

Commercial

- Healthcare & Hospital applications
- Commercial Development & Tourism
- Agriculture
- Resource Extraction
- Food & Beverage
- Industrial / Factory Applications
- Excess renewable energy monetization
- By-product sales – salt. minerals, etc

ADDRESSING ALL GEOGRAPHIES AND CLIMATES


Water-to-Water Application
Air-to-Water and Water-to-Water Application
Water-to-Water Application
Water Stress
Low (<10%)
Low-medium (10-20%)
Medium-high (20-40%)
High (40-80%)
Extremely high (>80%)
Arid and low water use
No data

[1]Source: Citi GPS: Global Perspectives & Solutions. (2017). Solutions for the global water crisis:The end of 'free and cheap' water [PDF file]. Retrieved from https://www.citivelocity.com/citigps/solutions-global-water-crisis/

Highly Scalable & Profitable Recurring Revenue Model:

- ✓ **Modular and scalable** equipment & WaaS sale eliminates upfront customer capex and shortens sales and deployment cycle
- ✓ **Turnkey deployment** with minimal infrastructure requirements
- ✓ Modest and demand-scaled capital intensity allows for **attractive project financing** and access to subsidies
- ✓ Initial **proof of concept deployments** scale exponentially
- ✓ **High cash margins** and low operating costs create compelling economics for Rainmaker and JV partners
- ✓ Typical deployment **payback < 1year**
- ✓ **Cost competitive** with traditional alternatives with lower investment and more flexibility


RAINMAKER
RAINMAKER

RAINMAKER

Daily Unit Economics

Air-to-Water

Liters Produced / Day:	4,500
Floor Price / Liter:	$0.10
Revenue / Day ($):	$450
Gross Margin 75%:	$338
Start-up/Allocated Expenses 20%:	$90
EBITDA:	$248 (55%)
Target Production Cost:	$50,000
Payback Period:	6.7 Months
5-year Cash Return:	$396,552
Investment @ 80% LTV:	$10,000
Unit ROI:	36.7x

Water-to-Water

Liters Produced / Day:	35,000
Floor Price / Liter:	$0.05
Revenue / Day ($):	$1,750
Gross Margin 75%:	$1,313
Start-up/Allocated Expenses 20%:	$350
EBITDA:	$963 (55%)
Target Production Cost:	$250,000
Payback Period:	8.5 Months
5-year Cash Return:	$1,486,872
Investment @ 80% LTV:	$50,000
Unit ROI:	26.7x

Typical JV Ownership:	Multi-year Off-take	49-80%
	Merchant Projects	49-75%

RAINMAKER

Announced Contract Backlog

JV Project	JV Type	Daily Liters @ Capacity	Roll-out	Pricing	JV Ownership
Turks & Caicos Commercial & Residential Development	Commercial Contract	375,000	Q1'20-Q1'24	Contract Floor = $.08/L Retail = $.25/L	75%
Bahamas Retail & Hotel Distribution	Commercial Contract	225,000	Q4'20-Q2'23	Contract Floor = $.12/L Retail = $.25/L	49% (100% Partner-financed)
Morocco Gov't remote community pilot	Contract	5,000	Q4'20	TBD based on pilot results & program negotiation	Program size & Terms TBD (Pilot is grant supported)
Jamaica University pilot	Contract	5,000	Q4'20	Contract Price: $.30/L	80%
Sri Lanka Retail Distribution	Commercial	25,000	Q4'20-Q4'22	Retail = $.30/L	45% (50% partner financed)

Backlog developed within last 6 months.
Morocco & Jamaica may represent significant scale opportunities

RAINMAKER

Modern, Efficient & Sustainable Solutions

- ✓ Portable, networked & distributed solutions…rapid deployment & repositioning
- ✓ Energy agnostic, renewable power optimized… provides wide flexibility
- ✓ Chemical free, no-filter design
- ✓ Distributed footprint, flexible feed source & unique variable flow-through optimization limits environmental impact
- ✓ Innovative membrane distillation & heat waste optimization designs
- ✓ Proprietary flow & energy optimization algorithms



WATER-TO-WATER
AIR-TO-WATER
Energy efficient
Self insulating 100% counter-currente module
Leak free
Cylindrical low pressure modules
Low fouling/scaling
No dead zones & hydrofobic membranes
Flexibility
Membranes, configurations, capacity & efficiency

Rainmaker Worldwide Inc. Wins EU Horizon 2020 Project

Dutch military conducts extensive testing Rainmaker technology for mission-critical deployments

- *Two-year process of due diligence by the European Union*
- *$2.5 million to develop 4 Water-to-Water solution prototypes in the Canary Islands.*
- *Testing will be across grid, solar, wind and hybrid energy sources, including the only desalination of its kinds powered 100% by renewable energy.*
- *Over a two-year period starting in September 2019, the program will build, install and validate the technology.*
- *Initial production capacity will be 80,000 liters per day.*



- *Membrane Distillation Water/Power Unit – Based on military specs and Bredenoord's state-of-the-art military-grade generator*
- *Fieldlab Smartbase 1.0 project: Next gen tech for Mission-Critical forward military bases, emergency response and disaster relief.*
- *Containerized solution designed for transport by ISO standard freight trucks.*
- *Each unit can provide up to 20,000 liters of pure drinking water and 30 kW of electricity daily under all conditions; without any power grid connection.*
- *Disruptive platform to displace high cost and less flexible transport and/or reverse osmosis (RO) solutions*



RAINMAKER

Rainmaker

Water-as-a-Service

- ✓ Wide-Use Case Applications
- ✓ Scalable & Cost-Effective Solutions
- ✓ Sustainable, Social & Environmentally Progressive
- ✓ Proprietary Technology and Development Pipeline



Investor Contact:

The Blueshirt Group

100 Montgomery St., Suite 1600

San Francisco, CA 94104

+1 415-489-2188

whitney@blueshirtgroup.com



Appendix

The Global Water Crisis

50 LITERS OF WATER PER PERSON

PER DAY ARE NEEDED TO ENSURE MOST BASIC NEEDS.[1]

2.2 BILLION PEOPLE AROUND THE WORLD LACK SAFE DRINKING WATER.[2]

4.2 BILLION PEOPLE LACK SAFE SANITATION.[2]

3 BILLION PEOPLE AROUND THE WORLD LACK BASIC HANDWASHING FACILITIES AT HOME.[2]

[1] Source: World Health Organization. (2017). Guidelines for drinking-water quality: Fourth edition incorporating the first addendum [PDF file]. Retrieved from https://apps.who.int/iris/bitstream/handle/10665/254637/9789241549950-eng.pdf

[2] Source: United Nations Children's Fund (UNICEF) and World Health Organization (WHO). (2019). Progress on household drinking water, sanitation and hygiene 2000-2017. Special focus on inequalities. [PDF file]. Retrieved from https://data.unicef.org/resources/progress-drinking-water-sanitation-hygiene-2019/

The Global Water Crisis

Water issues create real economic issues


$260B
Total global economic losses annually from inadequate water supply and sanitation in 2010
Source: WHO
Approximately 700-1000 km3 of groundwater is withdrawn per year, resulting in excessive use in many countries.
Non-Renewable - 39%
Renewable Resources - 61%
$63T
Amount of global GDP at risk by 2050 if current water management practices continue
Source: IFPRI

RAINMAKER Disruptive and flexible applications that are well positioned in today's world.

1 WATER INFRASTRUCTURE
Investments of $7.5 to $9.7 trillion needed globally to upgrade, maintain and build new water infrastructure.

2 REGULATION AND MARKET-BASED INSTRUMENTS
- Pricing to reflect scarcity
- Rationing + re-use

3 TECHNOLOGY SOLUTIONS
Including smart water tools (metering, big data), desalination, precision agriculture and beneficial re-use of produced water.

These images were adapted based on the source: Citi GPS: Global Perspectives & Solutions. (2017). Solutions for the global water crisis:The end of 'free and cheap' water [PDF file]. Retrieved from https://www.citivelocity.com/citigps/solutions-global-water-crisis/

WATER SUPPLY

Ways to Create Clean Drinking Water

Traditional

Wells: This is dependent on reaching the water table and finding a substantial quantity of drinkable water.

Rainwater: Viable and sustainable collection system designed to gather rainwater throughout the year; however, many regions have substantial dry seasons.

Desalinization: Utilizes plentiful seawater, but extremely expensive for distributed water solutions and has a high level of feed water wastage

Emerging / Disruptive

RAINMAKER

Convert air humidity to water: We extract and condense moisture in the air to produce healthy, purified drinking water with our Air-to-Water application.

Next generation treatments: We can inexpensively transform undrinkable, contaminated and saline water into safe, clean water through our next generation Water-to-Water application with high feed water conversion efficiency.







Rainmaker Air-to-Water



Rainmaker Water-to-Water

RAINMAKER

Our sweet spot in the freshwater market:

- Rainmaker occupies what we believe to be the optimum and most flexible position when it comes to size and capacity.
- The footprint is small, mobile and easily deployed so the technology can be located where the water is needed.
- Air-to-Water units are available in three sizes, producing 5,000, 10,000 or 20,000 liters of drinking water per day. Any location that meets temperature requirements (greater than 15°C / 59°F) can benefit.
- Each Water-to-Water unit produces 37,500 to 150,000 liters per day wherever there is access to seawater or polluted water.
- In both cases, we scale up simply by adding more units.



Environmental Impacts of Large-Scale Sea Water Reverse Osmosis (SWRO)

High volume concentrated facilities either independent of or co-located with a power production facility.

Intakes: Depending on the complexity of the feedwater and marine biology, the large volumes of feedwater can have significant negative impacts on marine lite (impingement and entrainment).

Outfall: Returning highly concentrated brine together with toxic cleaning chemicals to a local marine environment can cause significant damage.

Operating Inefficiencies: In complex SWRO solutions, and in general, energy inefficiency will create a significant localized environmental impact. RO is highly energy intensive representing 40% of total OPEX.

RAINMAKER

Distributed, Networked Solutions with Continuous Flow Rate Flexibility

Intakes: On a small to medium scale RWI WW operates at a 90/10 ratio versus RO at 50/50 therefore requiring far less feedwater, far less energy (especially with renewable) and no impact on the localized marine environment.

Outfall: Limited brine per liter of feedwater allows for alternative post-treatment options. RWI WW technology does not produce volumes of brine that impact the marine environment.

Operating Inefficiencies: No chemicals, no carbon footprint (with renewable energy) and limited O and M reduces environmental impact per liter significantly.

Unique Operating Advantages of Rainmaker's Air-to-Water

- *Unique Sweet Spot of 500-50,000 population networked communities.*
- ***Cost*** *per liter of water is lowest in the category. Design requires minimal maintenance and operational expenditure.*
- ***Capacity****: Produce more liters of water per day than most competitors under the same climatic and energy conditions.*
- ***Choice of installation sizes with networked scalability****: Four of our AW-GO25 machines will fit in a 40-foot container*
- ***Choice of power sources****: Wind, solar, grid or generator. Optimized for remote renewable energy operations.*
- ***Set-up time:*** *Deployment as fast as 90 days*

We are in the scale business. We do not compete in the markets for household-size units.



Unique Attributes of Rainmaker's Membrane Distillation WW Technology



Operating Advantages:

- Lower operating temperatures required compared to conventional distillation. Operates at feed temperatures considerably lower than the boiling point of water
- Lower operating hydrostatic pressures than the pressure-driven RO processes. Generally near atmospheric pressure
- Compact process size that is scalable
- Material flexibility reduces cost and avoids corrosion problems
- ***Unique differentiation vs current market solutions at scale less than 500m3/day***

Environmental / Efficiency Advantages:

- Renewable energy source optimized (solar, wind, hybrid)
- More water production by volume of water input than alternatives
- 100% rejection of ions, macromolecules, colloids, biological cells and other non-volatile impurities
- Capable of treating feed water with high concentrations of pollutants or salt concentration near saturation point
- No brine disposal necessary; zero liquid waste is possible
- No highly toxic anti-fouling chemicals are necessary

Air to Water

- **v 2.0 Product in Q4 Deployment Phase:**
  - ✓ **Q4: Complete field testing – on-site & remote diagnostics in Jamaica, Morocco & Sri Lanka**
  - ✓ H1'21: Lock final v 2.0 design outsourcing & scalable production
  - ✓ 2022: v2 prototype with +50% better water production efficiency
  - ✓ By 2023: Run rate unit cost @ 50% of deployment units via sourcing & design strategy

Water to Water

- **v 1.5 in Development Phase:**
  - ✓ **2H'21 Deliver on EU sponsored $2.3M showcase grant in Canary Islands**
  - ✓ Complete 9-month Dutch Military field test analysis in Q4
  - ✓ Deploy initial field prototypes in Canada & N Africa in 2H'21
  - ✓ 2022: v2 with enhanced thermal & renewable energy efficiency

Systematic & robust technology development to date

- IP based on 10 years of underlying technology development
- Strong connections with key Dutch & Canadian research institutes
- **Funding & Nasdaq currency provides IP acquisition firepower**



Rainmaker Water-as-a-Service Platform

- **Wide-Use Case Applications:**
  - ✓ Modular, portable, distributed solutions…rapid turnkey deployment & repositioning
  - ✓ Flexible, networked applications – industry, commercial, humanitarian, military
  - ✓ Energy Agnostic, Renewable power optimized…provides wide flexibility
- **Scalable & Cost-effective Solutions:**
  - ✓ Cost competitive at attractive margin & payback economics
  - ✓ Capital efficient, flexible, low variable cost customer applications
  - ✓ Not reliant on local infrastructure…flexible footprint
- **Sustainable, Social & Environmentally Progressive:**
  - ✓ Chemical free, no-filter design
  - ✓ Distributed footprint and unique variable flow-through optimization
  - ✓ Dual technologies address most impacted humanitarian and health situations
- **Proprietary Technology and Development Pipeline:**
  - ✓ Innovative membrane distillation & heat waste optimization designs
  - ✓ Proven technologies combined with flow & energy optimization algorithms
  - ✓ Multi-input (saltwater, sewage, polluted) to medical grade water-to-water solution
  - ✓ Multi-location networking & closed-loop Air-to-Water and Water-to-Water applications